EXHIBIT D1


                    BORROWING BASE CERTIFICATE


I. BOOK VALUE OF RECEIVABLES OF THE OBLIGORS              $__________

II.          AGGREGATE INELIGIBLE RECEIVABLES
     ((a)+(b)+(c)+(d)+(e)+(f)+(g))                      $__________

   (a)       Over 90 Days Aged Receivables              $__________

   (b)       Uninsured Foreign Receivables              $__________

   (c)       Bankrupt Receivables                       $__________

   (d)       Disputed Receivables                       $__________

   (e)       Portion of Receivables Subject to Set-Off  $__________
              (including distributor reimbursements)

   (f)       Over 90 Days Cross-Aged Receivables        $__________

   (g)       Other Ineligible Receivables (see attached)$__________

III.         ELIGIBLE RECEIVABLES (I-II)                  $__________

IV.          BOOK VALUE OF INVENTORY OF THE OBLIGORS    $__________

V. AGGREGATE INELIGIBLE INVENTORY ((a)+(b)+(c))         $__________

   (a)       Foreign Inventory                          $__________

   (b)       Unsalable Inventory                        $__________

   (c)       Unusable Supplies                          $__________

VI.          ELIGIBLE INVENTORY (IV-V)                    $__________

VII.         TOTAL BORROWING BASE ((III*.80)+(VI*.50))    $__________

VIII.        TOTAL REVOLVING CREDIT COMMITMENTS           $__________

IX.          AVAILABILITY (LESSER OF VII AND VIII)        $__________

X. TOTAL REVOLVING CREDIT LOANS OUTSTANDING             $__________

XI.          TOTAL LETTER OF CREDIT OBLIGATIONS OUTSTANDING         $__________

XII.         UNUSED PORTION OF THE BORROWING BASE
   AVAILABILITY (IX-X-XI) (if negative, our
     check for said amount is attached)                        $__________

I, [_______________], the [_______________] of Mistic Brands,
Inc., in my capacity as such, hereby certify that, to the best of my knowledge, the information contained herein is true and correct and no Default has occurred and is continuing on the date hereof.

Date: [______] [__], 199[_]           MISTIC BRANDS, INC.


                                      By:___________________________
                                          Name:
                                          Title:
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